Exhibit 99.1

Annual Meeting of Shareholders May 7, 2019

The picture can't be display ed. Special Cautionary Notice Regarding Forward-Looking Statements During the course of this presentation, there may be projections and forward-looking statements regarding events or the future financial performance of ACNB Corporation.We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward-looking statements.ACNB Corporation assumes no duty to update the forward-looking statements made in this presentation.You are encouraged to review the risk factors and other cautionary statements regarding forward-looking information described in other documents ACNB Corporation files from time to time with the Securities and Exchange Commission including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.

The picture can't be display ed. Board of Directors Frank Elsner, III – Chairman of the Board Alan J. Stock – Vice Chairman Richard L. Alloway II James P. Helt Todd L. Herring Scott L. Kelley James J. Lott Donna M. Newell J. Emmett Patterson Daniel W. Potts Thomas A. Ritter Marian B. Schultz D. Arthur Seibel, Jr. David L. Sites James E. Williams

The picture can't be display ed. Executive Officers •ACNB Bank James P. Helt – President & Chief Executive Officer David W. Cathell – Executive Vice President/Treasurer & Chief Financial Officer Lynda L. Glass – Executive Vice President/Secretary and Chief Risk & Governance Officer Laurie A. Laub – Executive Vice President/Chief Credit & Operations Officer Tom N. Rasmussen – Executive Vice President/Market President Douglas A. Seibel – Executive Vice President/Chief Lending & Revenue Officer Thomas R. Stone – Executive Vice President/Chief Community Banking Officer

The picture can't be display ed. BusinessAdvisors •Bybel Rutledge LLP Partner Nicholas Bybel, Jr., Esquire •RSM US LLP Partner Faye Miller

David W. Cathell EVP/Treasurer & Chief Financial Officer

The picture can't be display ed. Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) The Federal Deposit Insurance Corporation Improvement Act requires that institutions be classified, based on their risk-based capital ratios, into one of five defined categories: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized. Tier 1Total Risk-Based Leverage Ratio Capital Ratio FDICIA Standard,Greater Than or Equal ToGreater Than or Equal To Well Capitalized5.0%10.0% ACNB Bank at 12/31/20189.44%14.07%

Regulation of Bank The Pennsylvania Department of Banking and Securities, which has primary supervisory authority over banks chartered in Pennsylvania, regularly examines banks in such areas as reserves, loans, investments, management practices, and other aspects of operations. The FDIC is the primary federal regulator of state-chartered banks and also regularly examines state-chartered banks for safety and soundness. These examinations are designed for the protection of the subsidiary bank's depositors rather than ACNB Corporation's stockholders.

Balance Sheet Trends

At Year-End in Millions of Dollars



1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Assets
1,648
Deposits
1,348
1,302
Loans
977
690
638
253
Investment Securities
191
Assets
Deposits
Loans
Investment Securities

At Year-End in Millions of Dollars 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 •GAAP • Non-GAAP *Non-GAAP Financial Measures Disclosure: Without the nonrecurring expenses incurred as a result of the acquisition and integration of New Windsor Bancorp, Inc., net of the corresponding tax impact at the marginal tax rate, in the amount of $3,010,000 and the one-time charge due to the Tax Cuts and Jobs Act in the amount of $1,700,000, ACNB Corporation's net income for the year ended December 31, 2017, would have been $14,498,000.

Net Interest Income At Year-End in Millions of Dollars 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Stockholders’ Equity At Year-End in Millions of Dollars

Book Value Per Share At Year-End in Dollars 10.00 5.00 0.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Dividends Per Share 0.70 0.60 0.50 0.40 0.30 0.20 0.10 2008 2009 2010 2011 2012 20132014 2015 2016 2017 2018 2019 o 1st Quarter o2nd Quarter o 3rd Quarter •4th Quarter

Recent Stock Price Compared to Tangible Book Value Per As of April 26, 2019 Share Local Peer Financial Holding Companies are similar sized financial institutions in the Southcentral Pennsylvania market. Source of data on individual financial holding companies: Various investment bankers’ reports.

Wealth Management Assets


At Year-End in Millions of Dollars
360
340
320
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
115
138
152
135
141
151
165
178
195
224
103
327
232
110
342
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Trust Assets
Brokerage Assets

Wealth Management Fee Income


At Year-End in Thousands of Dollars
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
1,021
1,057
1,303
1,396
1,224
1,299
1,418
1,589
1,684
1,904
108
2,012
2,027
337
2,364
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Trust Fee Income
Brokerage Fee Income

At Year-End in Thousands of Dollars 2,600 2,500 2,400 2,300 2,200 2,100 2,000 1,900 1,800 1,700 1,600 1,500 1,400 1,300 1,200 1,100 1,000 900 800 700 600 500 400 300 200 100 0 .... - / ... --........... 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 .......Total Fees.......Trust Fees .......Estate Fees-Brokerage Fees 2,364 / / / / /.,........1, 987 / ..,.., // /" ./" ' ./ /..... / _/._. .// 337 / .... 40 Wealth Management Fee Income by Segment

Russell Insurance Group Total Revenue At Year-End in Millions of Dollars 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Russell InsuranceGroup Net Income At Year-End in Thousands of Dollars

Russell Insurance Group EPS At Year-End in Dollars 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

James P. Helt President & CEO

Circles of Commitment Circles of commitment between our organization and its shareholders, employees, customers, and communities served.This commitment is central to ACNB Corporation’s vision and its mission for the subsidiaries of ACNB Bank and Russell Insurance Group, Inc.

Company Profile • Headquartered in Gettysburg, PA • Stock Symbol: ACNB (Nasdaq) • Market Capitalization ~$266mm • Community Bank Subsidiary: ACNB Bank with Wealth Management • Bank footprint includes Southcentral Pennsylvania (Adams, Cumberland, Franklin, Lancaster & York) and Central Maryland (Baltimore & Carroll) • 32 locations in Pennsylvania and Maryland 14 locations in Adams 6 locations in York 2 locations in Franklin 1 location in Cumberland 1 location in Lancaster 7 locations in Carroll 1 location in Baltimore • Insurance Agency Subsidiary: Russell Insurance Group, Inc. • 3 agency office locations in Maryland (Carroll, Harford & Montgomery)

CUMBERLAND
LANCASTER
FRANKLIN
ADAMS
YORK
PENNSYLVANIA
MARYLAND
CARROLL
BALTIMORE
HARFORD
MONTGOMERY
LOCATIONS
ACNB Corporation Operations Center
ACNB Bank
NWSB Bank
Russell Insurance Group, Inc.
Loan Office
Visit acnb.com and riginsurance.com for specific locations.
ACNB Corporation
ACNB BANK
NWSB BANK
RUSSELL INSURANCE GROUP

Performance Highlights • ACNB Corporation reports record 2018 financial results with 122% increase in net income. Record Year • Expanded market penetration and operations in Maryland with the opening of the Hunt Valley Loan Office in 2018. Expand Market • Introduced new checking account products, including Advantage Rewards Checking, that offers our customers unique benefits while leveraging our commitment to our local businesses. Advantage Rewards • Named to Central Penn Business Journal’s list of the Top 50 Fastest Growing Companies in Central Pennsylvania. Top 50 • ACNB Corporation recorded net income of $5,864,000 for the first quarter ended March 31, 2019; an increase of $951,000 or 19% over the same period of 2018. 2019 Q1

Record Year 1) The primary driver of this significant increase in net income was the first full year of combined banking operations and positive momentum experienced following the acquisition of New Windsor Bancorp, Inc. and its wholly-owned subsidiary, New Windsor State Bank. 2) Enhanced revenue growth attributable to subsidiary activities through both ACNB Bank Wealth Management and Russell Insurance Group, Inc. 3) To a lesser degree, the higher net income reported for 2018 was a result of merger-related expenses in 2017 and organic net revenue growth in 2018, aided by a lower effective tax rate.

Hunt Valley Loan Production Office

Advantage Rewards

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Creating Shareholder Value Increase Shareholder Equity: At December 31, 2018, total stockholders’ equity was $168,137,000.Compared to $153,966,000 at December 31, 2017, this is an increase of $14,171,000 or 9.2%. Increase Shareholder Dividends: Quarterly cash dividends paid to ACNB Corporation shareholders in 2018 totaled $6,261,000 or $0.89 per share ---an increase of more than $1,000,000 over 2017. ACNB Corporation stock performance ranked in Top 5 of all publicly-traded banks in U.S. with a 34% return.

- Increased the dividend to Shareholders by 25% over last 2 years
- Increased the payout from $5.2 million to over $7 million in 2 years



Quarterly Cash Dividend
$0.30
$0.25
$0.20
$0.15
$0.10
9% ↑
15% ↑
$0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20
$0.23 $0.23 $0.23 $0.23
$0.25
1ST Q 2ND Q 3RD Q 4TH Q
2015
1ST Q 2ND Q 3RD Q 4TH Q
2016
1ST Q 2ND Q 3RD Q 4TH Q
2017
1ST Q 2ND Q 3RD Q 4TH Q
2018
1ST Q 2ND Q
2019

Best-and Worst-Performing US Bank Stocks in 2018 I First Community Bankshares Inc. (FCBC) - Data compiled Dec. 27, 2018. Analysis limited to U.S.banks that trade on the Nasdaq, NYSE or NYSE AM. Total return calculated between Dec. 29, 2017, and Dec. 26, 2018. Source: S&P GlobalMarket Intelligence Total return{%) OFG Bancorp (OFG)74.9 First BanCorp. (FBP)65.7 Fidelity D & D Bancorp Inc. (FDBC)57.8 Popular Inc. (BPOP)35.7 r uACNB Corp.(ACNB}33.8 - First FinandalBankshares Inc. (FFIN) FNCB Bancorp Inc.(FNCB) Fidelity Southern Corp. (LION) Bank of Marin Bancorp (BMRC) Broadway Financial Corp. (BYFC) Bank OZK (OZK) First Internet Bancorp (INBK) Sterling Bancorp Inc. (SBT) 26.2 21.5 18.8 -53.8 -52.6 -47.6 -43.5 -42.5 17.0 11.7 1 Texas Capital Bancshares Inc. (TCBI)

Strategic Initiatives to Build Shareholder Value Strengthen Brand Recognition and Expand Product Offerings Awareness Build Shareholder Value Extend Delivery Channels Expand Customer Relationships

Strengthen Brand Recognition and Awareness ACNB Bank “Committed To You” Introductory Brand Campaign Video

Expand Product Offerings Full Wealth Management available in PA & MD Mark Bernier Senior Vice President Wealth Management Officer

Expand Product Offerings Russell Insurance Group, Inc. Mark Westcott President Frank Russell CEO

Expand Product Offerings ACNB Bank

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Extend Delivery Channels

Lancaster Loan Production Office

The Successful Community Bank of the Future One Stop Financial Marketplace Banking Services Wealth Management Insurance Products

Investment Considerations ACNB Corporation (ACNB) Total Assets = $1.65B Market Cap of ~$266M Well-established Southcentral Pennsylvania Community Bank. Strong Sources of Noninterest Income via Wealth Management & Insurance Services. Experienced Management Team with strong operational ability. Financial performance historically above peers. Strategic plans in place to drive core earnings growth. Well positioned for future growth throughout market. Long-term investment focus centered on generating shareholder value via efficient capital management.

Our Vision Bank Profile Asset Size:Small-Mid Size Bank ($1 to $5 billion) Footprint:PA/MD Growth:Organic/Opportunistic Acquisitions Strategic Focus Enhance revenue sources to deliver continued solid performance to our shareholders. Control operating expenses by utilizing technology to enhance and streamline operations and delivery channels. Expand our customer base by leveraging current infrastructure with emphasis on new lending opportunities. Vision Statement To be the independent financial services provider of choice in the core markets served by building relationships and finding solutions.

 Corporation